Exhibit 10(a)

                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  references  to  our  firm  under  the  caption  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the use of our reports dated July 11, 2003, on the financial statements and financial highlights of the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA Emerging Markets Fund, the USAA GNMA Fund, the USAA Growth and Tax Strategy Fund, the USAA International Fund, the USAA Treasury Money Market Fund, and the USAA World Growth Fund, as of and for the year ended May 31, 2003 in the Post-Effective Amendment Number 35 to the Registration Statement (Form N-1A No. 2-91069).



                                               ERNST & YOUNG LLP

San Antonio, Texas
September 23, 2003